UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NextPlat Corp
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NextPlat Corp

3520 Mary St., Suite 410

Coconut Grove, FL 33133

To the Stockholders of NextPlat Corp

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of NextPlat Corp (the “Company”). The Annual Meeting will be held virtually at 10:00 AM Eastern Daylight Time on May 31, 2023, or at such other time or such other date to which the meeting may be adjourned. The Annual Meeting will be a virtual meeting to be held as a listen-only conference call. There will not be a physical meeting location.

We have prepared a proxy statement with detailed information about the matters that will be covered at the Annual Meeting. We urge you to read the proxy statement carefully.

If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.nextplat.vote and entering the 12-digit control number included on your Proxy Card. If you are a beneficial owner of shares held in street name, you can participate and vote at the meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Daylight Time, on May 29, 2023. You will be able to vote your shares at the meeting by going to www.nextplat.vote and entering the same control number used to enter the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. Only shareholders who held shares at the close of business on the record date, April 3, 2023, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, by telephone, or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We look forward to seeing you virtually on May 31, 2023.

Very truly yours,

NextPlat Corp

By:	/s/ Charles M. Fernandez
Charles M. Fernandez
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 31, 2023.

Electronic copies of the Notice of Annual Stockholder Meeting, our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) are available online at www.nextplat.vote.

NextPlat Corp

3520 Mary St., Suite 410

Coconut Grove, FL 33133

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 31, 2023

TO THE STOCKHOLDERS OF NEXTPLAT CORP:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of NextPlat Corp (the “Company”) will be held on May 31, 2023, at 10:00 AM Eastern Daylight Time. The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (toll free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

At the Annual Meeting, the items of business to be voted on are:

1.	To elect nine Board nominees to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

2.	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.

4.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2 or Proposal 3.

5.	Such other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record of the Company at the close of business on April 3, 2023 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 3520 Mary St., Suite 410, Coconut Grove, FL 33133 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting. This Notice of Annual Meeting of Stockholders and proxy statement, along with a proxy card, was first mailed on or about April 21, 2023 to our stockholders of record as of the Record Date. These materials and our Annual Report on Form 10-K for the year ended December 31, 2022 are also available electronically at www.nextplat.vote.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your proxy promptly by telephone or via the Internet, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. You may revoke your proxy at any time before the vote is taken.

By Order of the Board of Directors,

NEXTPLAT CORP

/s/ Charles M. Fernandez
Coconut Grove, Florida	Charles M. Fernandez
April 7, 2023	Chief Executive Officer

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS	7

GOVERNANCE OF THE COMPANY	11

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	14

RELATED PARTY TRANSACTIONS	28

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NEXTPLAT CORP

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 31, 2023

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NextPlat Corp, a Nevada corporation (“NextPlat,” the “Company,” “we,” or “our”), for use at the Annual Meeting of the Company’s stockholders to be held on May 31, 2023, at 10:00 AM Eastern Daylight Time, and at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (toll free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. We recommend that you submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	To elect nine Board nominees to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

2.	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.

4.	To authorize the adjournment of the Annual Meeting.

5.	Such other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

WHO MAY ATTEND THE ANNUAL MEETING AND HOW TO ATTEND?

Our Board has fixed the close of business on April 3, 2023, as the record date for a determination of stockholders of NextPlat common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Record holders and beneficial owners may attend the Annual Meeting (via phone call). Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Access an audio-only conference call by calling 877-407-3088 (toll free) or +1 877-407-3088 (International);

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record

●	Stockholders of record as of the Record Date can attend the special meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on May 29, 2023. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.

HOW DO I PARTICIPATE IN AND VOTE AT THE ANNUAL MEETING?

If you were a shareholder of record at the close of business on the Record Date, you can participate and vote your shares in the Annual Meeting by visiting www.nextplat.vote and entering the 12-digit control number included on your Proxy Card.

If you were a beneficial owner of shares held in street name at the close of business on the Record Date, you can participate and vote at the meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on May 29, 2023. You will be able to vote your shares at the meeting by going to www.nextplat.vote and entering the same control number used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

On the Record Date, we had 14,441,025 shares of issued and outstanding shares of NextPlat common stock entitled to vote at the Annual Meeting.

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HOW DO I VOTE WITHOUT PARTICIPATING IN THE ANNUAL MEETING?

Shareholders of record may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet. The website address for Internet voting is www.nextplat.vote.

2.	By Email. Mark, date, sign and email the enclosed Proxy Card to proxy@equitystock.com.

3.	By Mail. Mark, date, sign and mail promptly the enclosed Proxy Card (a self-addressed envelope is provided for your convenience for mailing in the United States).

4.	By Fax. Mark, date, sign and fax the enclosed Proxy Card to 646-201-9006.

If you vote by Internet, fax or email, please do not mail your Proxy Card.

Because of possible delays with the mail, we recommend you use the Internet or Fax to vote. If you are a beneficial owner of shares held in street name, you must email to proxy@equitystock.com a legal proxy from your nominee authorizing you to vote your shares at least 2 business days prior to the Annual Meeting. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above.

HOW DO I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Notice of Annual Stockholder Meeting, our proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) are available online at www.nextplat.vote.

WHAT IF I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL ANNUAL MEETING?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (toll free) or email proxy@equitystock.com.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on May 31, 2023. The presence in person or by proxy of at least a majority of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

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HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	“FOR” each of the nine nominees for election to our Board of Directors.

2.	“FOR” the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.	“FOR” approval of the advisory (non-binding) resolution approving the compensation of the Company’s named executive officers.

4.	“FOR” authorization of an adjournment of the Annual Meeting.

5.	In their discretion, upon such other matters as may property come before the meeting.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

IF MY SHARES ARE HELD IN “STREET NAME” BY A BROKER, BANK OR OTHER AGENT, WILL MY BROKER, BANK OR OTHER NOMINEE VOTE MY SHARES FOR ME?

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to NextPlat or by voting in person (which would include presence at a virtual meeting) at the Annual Meeting unless you provide a “legal proxy”, which you must obtain from your broker, bank or other agent.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person (which would include presence at the virtual meeting) at the Annual Meeting.

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WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the nine nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 3: Approval of the advisory resolution approving the compensation of our named executive officers.

The approval of proposal 3 requires the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 4: Authorization of an adjournment of the Annual Meeting.

The approval of Proposal 4 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Nevada, our certificate of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

WHERE ARE NEXTPLAT’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of NextPlat are located at 3520 Mary St., Suite 410, Coconut Grove, FL 33133 and our telephone number is (305) 560-5355.

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HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT NEXTPLAT?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including NextPlat, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 3, 2023, regarding beneficial ownership of our common stock by:

●	each of our directors;

●	each of our named executive officers;

●	all directors and executive officers as a group; and

●	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Name and Address of Beneficial Owner (1)	Number of Shares (2)		Percent of Class(2)
Directors and Executive Officers (including Named Executive Officers)
Charles M. Fernandez†+	4,958,381	(3)	30.5%
Douglas S. Ellenoff†+	510,000	(4)	3.4%
David Phipps†+	751,621	(5)	5.1%
Kendall Carpenter†	20,000		*
Louis Cusimano†	35,433		*
Hector Delgado†	35,406	(6)	*
John Miller†	23,000		*
Rodney Barreto†	2,551,799	(7)	16.4%
Maria Cristina Fernandez†	10,000	(8)	*
Directors and current Executive Officers as a Group (14 persons)	9,107,734		49.9%

5% Stockholders (9)
Roland Palmer(10)	764,362	(11)	5.2%
Robert Keyser(12)	1,508,380	(13)	9.99%

* Indicates beneficial ownership of less than 1% of the outstanding common stock

† Director

+ Executive Officer

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(1)	Unless otherwise indicated in the footnotes, the address of the beneficial owners is c/o NextPlat Corp, 3520 Mary St., Suite 410, Coconut Grove, Florida 33133.

(2)	A person is deemed to be the beneficial owner of securities that can be acquired by him or her within 60 days from April 3, 2023 upon the exercise of options, warrants or other convertible securities. Percentage is based on 14,441,025 shares of common stock outstanding as of April 3, 2023.

(3)	Represents (i) 3,127,667 shares of common stock (ii) options to purchase 145,000 shares of common stock that are currently exercisable, and (iii) warrants to purchase 1,685,714 shares of common stock that are currently exercisable. Does not include (x) 400,000 shares of restricted stock awarded on May 28, 2021, that vests in two equal tranches on the second and third year anniversaries of the grant date, and (y) an award of 325,000 shares of restricted stock under the 2021 Plan approved by the Company’s Compensation Committee and Board on April 3, 2023 and issued on April 5, 2023. In each case, Mr. Fernandez’s securities are held indirectly through eApeiron Partners, LLC, an entity wholly-owned and managed by Mr. Fernandez.

(4)	Represents (i) 60,000 shares of common stock and (ii) options to purchase 450,000 shares of common stock that are currently exercisable. Does not include 40,000 shares of restricted stock awarded on August 24, 2021, that vests in two equal tranches on August 24, 2023 and 2024, respectively.

(5)	Represents (i) 421,788 shares of common stock, (ii) options to purchase 301,333 shares of common stock that are currently exercisable, and (iii) warrants to purchase 28,500 shares of common stock that are currently exercisable.

(6)	Represents (i) 24,360 shares of common stock, and (ii) options to purchase 11,046 shares of common stock that are currently exercisable.

(7)	Represents (i) 1,466,085 shares of common stock and (ii) warrants to purchase 1,085,714 shares of common stock that are currently exercisable. Includes shares of common stock and warrants held indirectly through RLB Market Investments, LLC. Mr. Barreto is owner and manager of RLB Market Investments, LLC. Does not include an award of 125,000 shares of restricted stock under the 2021 Plan approved by the Company’s Compensation Committee and Board on April 3, 2023 and issued on April 5, 2023.

(8)	Represents options to purchase 10,000 shares of common stock that are currently exercisable.

(9)	Based on the contents of statements filed with the SEC by our stockholders, we do not believe that any stockholders other than Messrs. Fernandez, Phipps, Barreto, Palmer, and Keyser are beneficial owners of more than five percent of our common stock.

(10)	The address of the beneficial owner is Vossiusstraat 44-M, Amsterdam, Netherlands 1071 AJ.

(11)	Represents (i) 450,000 shares of common stock and (ii) warrants to purchase 314,362 shares of common stock that are currently exercisable.

(12)	The address of the beneficial owners is 2973 NE 7th Drive, Boca Raton, FL 33431-6903.

(13)	Represents (i) 850,505 shares of common stock and (ii) warrants to purchase 657,875 shares of common stock that are currently exercisable. Excludes warrants to purchase 115,469 shares of common stock, which would not be exercisable due to beneficial ownership limitations in such warrants.

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INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of April 3, 2023. Our officers are appointed by, and serve at the pleasure of, the Board.

Name	Age	Position
Charles M. Fernandez	61	Executive Chairman, Chief Executive Officer, Director
Cecile Munnik	45	Chief Financial Officer
David Phipps	57	President and Chief Executive Officer of Global Operations, Director
Douglas S. Ellenoff	60	Vice Chairman and Chief Business Development Strategist
Theresa Carlise	64	Chief Accounting Officer, Secretary and Treasurer
Robert Bedwell	64	Chief Compliance Officer
Paul R. Thomson	66	Senior Vice President of Mergers, Acquisitions and Special Projects
Rodney Barreto	65	Director
Hector Delgado	54	Director
Kendall W. Carpenter	66	Director
Louis Cusimano	76	Director
John E. Miller	81	Director
Maria Cristina Fernandez	57	Director

Set forth below is biographical information about each of the individuals named in the tables above:

Charles M. Fernandez, Executive Chairman, Chief Executive Officer, Director

Mr. Fernandez has served as Executive Chairman of the Company since May 28, 2021 and Chief Executive Officer of the Company since June 2, 2021. Prior to joining the Company Mr. Fernandez was a co-founder and the Chairman of Kempstar (a large-scale marketer of energy and agricultural commodities) from November 2015 through June 2020; a member of the Supervisory Board of Smartrac (a RFID products and IoT solutions) from January 2019 through March 2020; Chief Executive Officer of eApeiron Solutions (a brand protection and e-commerce company) from June 2016 through December 2018; served as the founder and Chief Investment Officer of Barnstar Funds, LP (a fund established in 2012 for investment in special situations across the capital markets) from October 2012 through March 2016; and co-founder and Chairman of Lakeview Health Systems, LLC (a private pay, specialized hospital company) from December 2003 through December 2012. Mr. Fernandez was chosen to serve as a director of the Company based on his 30 years’ experience identifying profitable start-up and dislocation opportunities, building significant value and executing both private and public exit strategies.

Cecile Munnik, Chief Financial Officer

Ms. Munnik has served as Chief Financial Officer of the Company since November 14, 2022. Ms. Munnik also serves as Chief Financial Officer of Progressive Care, Inc., a position she has held since October 2020. Ms. Munnik has over fifteen years of accounting and finance experience, and has served in finance and accounting leadership positions for companies and business units with annual revenues ranging from $100M to $3B. Prior to joining Progressive Care, Ms. Munnik served as Director of Asset Management at Unified Women’s Healthcare, a single-specialty management services organization to support Ob-Gyn practices from November 2018 through April 2020. She joined The Service Companies as Director of Finance in May 2017 through October 2018. Prior to The Service Companies, she worked at Lennox International for eleven years. She joined Lennox in June 2006 as Sr. Internal Auditor and left in May 2017 as Manager of Financial Planning and Analysis. Ms. Munnik has a bachelor’s degree in accounting from the University of Pretoria (South Africa) and is a Certified Public Accountant (CPA) and Chartered Accountant (CA). She serves on the board of Damascus Road Partners, which is a group of social enterprise investors who invest charitable capital to sustainably address human suffering. We believe Ms. Munnik is well-qualified to serve as Chief Financial Officer of the Company based on her extensive accounting and finance experience, serving for more than fifteen years in finance and accounting leadership positions for companies and business units.

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David Phipps, President and Chief Executive Officer of Global Operations and Director

Mr. Phipps has served as Chief Executive Officer of Global Operations since June 2, 2021, and as Director since February 24, 2015. Mr. Phipps has also served as Managing Director of the Company’s wholly owned UK subsidiary, Global Telesat Communications LTD (“GTC”), since 2008. Mr. Phipps previously served as Chairman of the Board from February 24, 2015 until June 2, 2021, and Chief Executive Officer from February 25, 2015 until June 2, 2021. Mr. Phipps has over twenty years of experience in the communications industry, during which time he has overseen acquisitions, mergers and capital raising activities. Mr. Phipps also has 35 years of experience in investment management, finance, and operational roles at several private and public companies. . We believe Mr. Phipps is well-qualified to serve as President and Chief Executive Officer of Global Operations and Director of the Company based on his depth of knowledge and experience in the communications industry.

Douglas S. Ellenoff, Vice Chairman and Chief Business Development Strategist

Mr. Ellenoff has served as Vice Chairman and Chief Business Development Strategist of the Company since August 24, 2021. Mr. Ellenoff is a partner at Ellenoff Grossman, & Schole LLP, a law firm based in New York City with more than 120 professionals, which he founded in 1992. Mr. Ellenoff’s practice is concentrated in corporate and securities, with a focus in business transactions, mergers and acquisitions, and corporate financings. Mr. Ellenoff has represented companies in connection with their initial public offerings, secondary public offerings, PIPEs, crowdfunding, regulatory compliance, as well as strategic initiatives and general corporate governance matters. Mr. Ellenoff has also served as Managing Member at ESQVest LLP, a venture capital firm that invests in early-stage legal technology companies, since its founding in 2014. We believe Mr. Ellenoff is well-qualified to serve as Vice Chairman and Chief Business Development Strategist of the Company based on his broad experience in capital markets and corporate governance matters.

Theresa Carlise, Chief Accounting Officer, Treasurer and Secretary

Ms. Carlise was appointed as the Company’s Chief Accounting Officer, Treasurer and Secretary on June 22, 2021. Ms. Carlise previously served as the Company’s Chief Financial Officer, Treasurer and Secretary from June 9, 2015 until the October 16, 2020 expiration of her CFO employment agreement with the Company. The Company retained her services on a non-exclusive basis as the Company’s Comptroller to facilitate the CFO transition until December 7, 2020. Prior thereto she served as a financial advisor to FTE Networks (OTCQX: FTNW), a provider of infrastructure services for the telecommunications and wireless sector, from May 2014 through March 2015, and as Chief Financial Officer and director from September 2011 through May 2014. Prior to FTE Networks, she served as the Chief Executive Officer, Chief Financial Officer and a director of CSI Consultants Inc., which provided information technology consulting and system design to the industrial and manufacturing sectors, from July 2010 to September 2011 and as Chief Financial Officer and a director of Las Vegas Railway Express, Inc. (OTCBB: LVRE), a developer of passenger rail transportation and related ancillary services, from December 2009 through July 2010. From October 2006 to November 2007, Ms. Carlise served as Chief Financial Officer of Shearson Financial Network, Inc., a direct-to-consumer mortgage banking company. From October 1986 to April 2003, Ms. Carlise served as Chief Financial Officer, senior vice president and a director of National Record Mart, Inc. (NASDAQ: NRMI) the fourth largest music retailer in the US, as according to number of retail locations, generating approximately $200 million annually, in 38 states, Hawaii and Guam. Ms. Carlise holds a Bachelor of Science in Finance with a Concentration in Monetary Economics, from Indiana University of Pennsylvania. We believe Ms. Carlise is well qualified to serve as Chief Accounting Officer, Treasurer, and Secretary of the Company based on her more than thirty-years of experience in finance and executive leadership positions.

Robert Bedwell, Chief Compliance Officer

Mr. Bedwell has served as Chief Compliance Officer of the Company since November 7, 2022. Prior to joining the Company, Mr. Bedwell served as Director of Administrative Services at Progressive Care, Inc., a healthcare technology company, from October 2020 to the present, where he worked on contractual, legal, and compliance matters, and as their Controller from January 2017 until September 2020. From 2011 to 2016, Mr. Bedwell served as an Audit Partner or Director at several national and regional public accounting firms. Mr. Bedwell has also been a national speaker and instructor on numerous topics for Surgent Professional Education, the Florida Institute of Certified Public Accountants, and the American Institute of Certified Public Accountants. Mr. Bedwell holds a bachelor’s degree in Accounting and Finance from Upsala College in East Orange, New Jersey, and a Masters in Accounting from Florida Atlantic University. Mr. Bedwell is also a Certified Public Accountant. We believe Mr. Bedwell is well-qualified to serve as Chief Compliance Officer of the Company based on his more than forty-two years of audit, accounting, financial reporting, and compliance experience.

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Paul R. Thomson, Senior Vice President of Mergers, Acquisitions and Special Projects

Mr. Thomson has served in this Senior Vice President role since November 14, 2022. He previously served as Executive Vice President after joining the Company on August 24, 2021, adding Chief Financial Officer responsibilities on October 9, 2021. Mr. Thomson provided consulting services to the Company for a period of one month in 2021 prior to his employment. Mr. Thomson has over 44 years of finance and enterprise risk management experience, supporting corporate growth through operational restructuring and business transactions. Mr. Thomson spent twelve years in public accounting with Price Waterhouse in the UK, Venezuela, and the United States before taking senior finance and risk management roles in the broadcast, multi-level marketing, commercial real estate and financial advisory industries. Mr. Thomson joined Fairholme Capital Management, L.L.C. and Fairholme Funds, Inc. in January 2008. He served as Chief Compliance Officer of both the Fairholme entities from February 2009 until February 2020. Mr. Thomson is a member of the Institute of Chartered Accountants in England and Wales, and the American Institute of Certified Public Accountants. Mr. Thomson holds a Bachelor of Arts in Engineering Science and Economics from Jesus College, Oxford University. We believe Mr. Thomson is well-qualified to serve as Senior Vice President of Mergers, Acquisitions, and Special Projects based on his breadth of restructuring and business experience.

Rodney Barreto, Director

Mr. Barreto has served on the Board of Directors since January 20, 2022. He is currently President and Chief Executive Officer of the Barreto Group and of Barreto Hospitality, which he founded in 1988 and 2020, respectively. The Barreto Group is a diversified company specializing in corporate and public affairs consulting, real estate investment, and development. Barreto Hospitality is the food, beverage, and hospitality arm of the Barreto Group boasting fine dining and entertainment venues across South Florida. Mr. Barreto is also a partner of Capital City Consulting Miami, LLC, a leading public affairs and governmental consulting firm in the State of Florida. Capital City Consulting develops and manages effective corporate and public affairs strategies designed to achieve specific business results for its clients. Mr. Barreto is also the Chief Executive Officer of Barreto Capital, LLC, a private money lender, since November 2018. Mr. Barreto is also the Chairman of the Miami Super Bowl Host Committee, which he has chaired a record three times in the years 2007, 2010, and 2020. The perennial Chairman, Mr. Barreto also serves as Chairman of the Florida Fish and Wildlife Conservation Commission having been appointed by three Florida Governors, namely Governor Jeb Bush, Governor Charlie Crist, and current Florida Governor Ron DeSantis. We believe Mr. Barreto is well-qualified to serve as a director of the Company based on his significant leadership and entrepreneurial experience.

Hector Delgado, Director

Mr. Delgado has served on the Board of Directors since May 27, 2015. Lieutenant Commander Delgado is a retired United States Navy SEAL, with over twenty-nine years of active and reserve service. In 2006, he was mobilized with SEAL Team THREE for a combat tour in Ramadi, Iraq, receiving a Navy Commendation Medal with Combat “V”. He has served with SEAL Teams TWO, THREE, FOUR, EIGHTEEN and Special Operations Command Central and South. His tours of duty have included the Middle East, Europe, Africa and South America. Mr. Delgado has a wealth of expertise that has been refined not only in a military environment, but also extensively in the governmental sector, where he has been responsible for budgets, training, and logistics for thousands of people. He has trained thousands of students in the use of weapons, demolition, physical security and executive protection. Mr. Delgado is also a retired Special Agent with Homeland Security Investigations (HSI), Palm Beach County, Florida. Throughout his career, Special Agent Delgado served in a number of positions including being a member of the Joint Terrorism Task Force (JTTF), Miami field office. Over the past fifteen years Mr. Delgado has conducted Active Shooter Response Training seminars around the country and is recognized as an expert in this field. He has served on Governor DeSantis’s Committee on Public Safety during the Governor’s transition. Mr. Delgado is also a successful entrepreneur and patent holder, having started, managed, and sold numerous enterprises. He is co-founder of ASR Alert Systems, a newly developed technology designed to drastically enhance response time of law enforcement and victims in an active shooter event. The ASR Threat Alert System simultaneously alerts law enforcement, end users of the system, 911-disptach, and nearest trauma hospitals within seconds. Mr. Delgado’s core values of honesty, integrity, and generosity are what have helped propel him to his current success. These same qualities inspire him to give back to the communities in which he resides. He mentors teenagers who make career decisions to enlist in the military and he sits on the Naval Academy selection board on behalf of Senator Marco Rubio. As a member of the Board of Directors of the National Navy SEAL Museum, Mr. Delgado plays an instrumental role in the Museum’s continued growth and development.

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Kendall W. Carpenter, Director

Ms. Carpenter has served on the Board of Directors since May 28, 2021. From 2006 to 2019, Ms. Carpenter was Chief Financial Officer, Executive Vice-President, Secretary, and Treasurer of ComSovereign Holding Corp. (COMS) and its predecessor entities, a Nasdaq company in the aviation industry, where she was responsible for SEC compliance and reporting, accounting, audit, banking, HR and benefits, payroll, corporate administration, board governance, legal, contracts, and risk management. Ms. Carpenter holds a bachelor’s degree in Accounting from Oklahoma State University, and a Certified Public Accountant (CPA) license (inactive) in the State of Oklahoma. Ms. Carpenter is also a Certified Management Accountant (CMA) and Chartered Global Management Accountant (CGMA). We believe Ms. Carpenter is well-qualified to serve as a director of the Company based on her leadership positions in public companies, as well as her expertise in compliance and finance.

Louis Cusimano, Director

Mr. Cusimano has served on the Board of Directors since May 28, 2021. Mr. Cusimano’s dual career with the Federal Aviation Administration (FAA) and the United States Air Force Reserve (USAF) spanned three decades of continuous service. Prior to retiring from the FAA in May 2003, Mr. Cusimano was a Senior Executive and Deputy Director of the FAA’s Flight Standards Service. In this role, Mr. Cusimano maintained close and continuous liaison with representatives of Congress, the aviation industry, the general public, all air carriers, the national military establishment, other federal agencies, foreign flight operations, and airworthiness authorities. Mr. Cusimano also served as “Acting Director” and Division Manager of the Air Transportation Division and Certification and Surveillance Division at the FAA. Mr. Cusimano also had a parallel career as an Air Force officer and pilot for 30 years. Mr. Cusimano attained the rank of full colonel, and retired as Wing Commander, 459th Airlift Wing. Mr. Cusimano was a senior ranking officer in charge of over 1,400 reservists and nine C-141B/C strategic airlift aircraft, which conducted world-wide combat airlift and airlift support missions for the Air Mobility Command. Mr. Cusimano is a highly decorated officer and retired with honors on June 1, 2000. Mr. Cusimano holds an airline transport pilot certificate, flight engineer certificate, and flight instructor certificate with fixed wing, rotorcraft, and instrument instructor ratings. Mr. Cusimano is also a certified A&P Mechanic with Inspector Authorization authority. Mr. Cusimano earned a bachelor’s degree in Experimental Psychology from Hofstra University in 1969 and completed National Security Management School in 1987. Mr. Cusimano has held top secret clearances at the FAA and with the Air Force. Mr. Cusimano is certified as an ISO-9000:2000 Auditor with the International Register of Certificated Auditors. We believe Mr. Cusimano is well-qualified to serve as a director of the Company based on his more than thirty-five years of experience in government and professional roles.

John E. Miller, Director

Mr. Miller has served on the Board of Directors since May 28, 2021. Mr. Miller has served as the owner/consultant at Miller Analytics, LLC since September 2007. From December 2017 to November 2019, Mr. Miller served as a member of the board of directors of Drone Aviation Holding Corp. Prior to this, Mr. Miller served over thirty-four years in the US Army. Commissioned as an Infantry Officer, he served in line units, staff positions, and Army Schools, and attained the title of Lieutenant General before retiring. Mr. Miller had multiple assignments at the US Army Command and General Staff College, where he taught Tactics and Wargaming Instructor and served as the Deputy Commandant, and later Commandant. Mr. Miller holds a bachelor’s degree in Mathematics from Missouri State University and a master’s degree in Operations Research from Georgia Tech. Mr. Miller is also a graduate of the Army Command and General Staff College and the Army War College. Mr. Miller attended Executive Development programs at Yale University, the Menninger Foundation and Leadership at the Peak in Denver, CO. We believe Mr. Miller is well-qualified to serve as a director of the Company based on his leadership, knowledge of, and relationships in aerospace industries, as well as his familiarity with the military and governmental agencies.

Maria Cristina Fernandez, Director

Ms. Fernandez was appointed to the Board of Directors on September 28, 2022. Ms. Fernandez has extensive experience in achieving growth with new technologies, and motivating teams and customers in challenging business environments. She also has extensive international experience leading global and regional teams in the US, Latin America and Asia. Prior to joining NextPlat, Ms. Fernandez served as the Executive Vice President and Chief Operating Officer of eApeiron Solutions from May 2016 to July 2019 . Before that, Ms. Fernandez served as the Global Vice President/General Manager of Xerox Corporation’s Continuous Feed Inkjet Business, from July 2015 to May 2016.

No director is related to any other director or executive officer of our company or our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

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GOVERNANCE OF THE COMPANY

Our Board of Directors

Our Board oversees the business affairs of the Company and monitors the performance of management. Pursuant to our Bylaws, the Board shall consist of no less than one director. Our Board of Directors had 6 meetings in 2022. In addition, members of the Board discussed various business matters informally on numerous occasions throughout 2022 and acted by written consent in lieu of formal meetings 11 times. We believe that such interaction between the Board and management provided proper oversight of the Company. Each incumbent director attended at least 75% of the total number of meetings of the Board and committee meetings of which such director was a member (held during the period for which such director was in office).

Our Board is currently comprised of nine members, six of whom are independent directors per the NASDAQ Stock Market rules. We believe the size of our Board is sufficient for a company of our size.

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our board of directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

Our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that each of our directors, with the exception of David Phipps, Douglas Ellenoff and Charles M. Fernandez, are independent as defined under the Nasdaq Rules.

Board Committees

We have established a Nominating Committee, an Audit Committee and a Compensation Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees.

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Audit Committee. The members of the Audit Committee are Rodney Barreto, Maria Cristina Fernandez, and Louis Cusimano. Each member of the Audit Committee is independent as defined by the Nasdaq Rules. Rodney Barreto is the Chairperson of the Audit Committee. In addition, each member of the Audit Committee satisfies the additional requirements of the SEC and Nasdaq Rules for audit committee membership, including the additional independence requirements and the financial literacy requirements. The Board has determined that at least one member of the Audit Committee, Rodney Barreto, is an “audit committee financial expert” as defined in the SEC’s rules and regulations. The primary purpose of the Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee is responsible for selecting, compensating, overseeing and terminating the selection of our independent registered public accounting firm. During 2022, our Audit Committee had five meetings and acted by written consent three times.

Nominating Committee. The members of the Nominating Committee are Maria Cristina Fernandez, Louis Cusimano, and Rodney Barreto. Maria Cristina Fernandez is the Chairperson of the Nominating Committee. Each member of the Nominating Committee is independent as defined by Nasdaq Rules. The primary functions and responsibilities of the Nominating Committee are to: (a) determine the qualifications, qualities, skills, and other expertise required to be a director; (b) identify and screen individuals qualified to become members of the Board; (c) make recommendations to the Board regarding the selection and approval of the nominees for director; and (d) review and assess the adequacy of our corporate governance policies and procedures. During 2022, our Nominating Committee had one meeting and acted by written consent twice.

Compensation Committee. The members of the Compensation Committee are Hector Delgado, Louis Cusimano, and John Miller. Hector Delgado is the Chairperson of the Compensation Committee. Each member of the Compensation Committee is independent as defined by Nasdaq Rules. The Compensation Committee is responsible for, among other things, reviewing and making recommendations to the Board of Directors with respect to the annual compensation for our Chief Executive Officer. The Compensation Committee also is responsible for reviewing and making recommendations to the Board of Directors the annual compensation and benefits for our other executive officers. The Compensation Committee also, among other things, reviews compensation of the Board, reviews and makes recommendations on all new executive compensation programs that are proposed for adoption and administers the Company’s equity incentive plans. The Compensation Committee is responsible for reviewing director compensation for service on the Board and Board committees at least once a year and to recommend any changes to the Board. During 2022, our Compensation Committee had one meetings and acted by written consent twice.

Our Chief Executive Officer reviews the performance of our other executive officers (other than himself) and, based on that review, our Chief Executive Officer makes recommendations to the Compensation Committee about the compensation of executive officers (other than himself). Our Chief Executive Officer does not participate in any deliberations or approvals by the Board or the Compensation Committee with respect to his own compensation.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings, however, all of our directors are invited to the annual meeting and all of our directors at the time attended our prior annual meeting.

Board Leadership Structure and Role in Risk Oversight

Mr. Fernandez is our Chief Executive Officer, Executive Chairman, and a director. The Board believes that Mr. Fernandez is best situated to serve as Executive Chairman because he will be the director most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Hector Delgado, our Lead Independent Director, brings experience, oversight, and expertise from outside the Company and from a variety of industries, while the Chief Executive Officer brings extensive experience and expertise specifically related to the Company’s business. The Board believes the current combined role of Executive Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the current combined role of Executive Chairman and Chief Executive Officer, combined with having a lead independent director, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

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Our Board is primarily responsible for overseeing our risk management processes on behalf of the Company. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Hector Delgado serves as the Lead Independent Director of our Board. As Lead Independent Director, Mr. Delgado is responsible for, among other things:

●	providing leadership to the independent directors;

●	leading executive sessions of the Board’s independent directors;

●	serving as the principal liaison between the Chairman and the independent directors;

●	advising the Board on matters were there may be an actual or perceived conflict of interest;

●	approving all information sent to the Board and approving the agendas for all Board meetings; and

●	perform functions incidental or related to the foregoing.

Our Board believes that by maintaining a Lead Independent Director position, it has designed a governance structure that best advances the Company’s objectives, while maintaining proper checks and balances on senior management, and providing the independent members of the Board with open and transparent communication regarding our strategic planning activities.

Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating Committee, the Audit Committee, and the Compensation Committee to manage risks that arise under each committee’s area of focus.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Nominating Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills, and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to our Board at any annual meeting at which the Board has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairperson of the Nominating Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information together with a consent from the nominee. The submission must be received at our principal executive offices 120 days prior to the anniversary date of the mailing date of our previous year’s proxy statement so as to permit the Board time to evaluate the qualifications of the nominee.

We have not employed an executive search firm, or paid a fee to any other third party, to locate qualified candidates for director positions.

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Stockholder Communications with Directors

Persons wishing to write to our Board, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at NextPlat Corp, 3520 Mary St., Suite 410, Coconut Grove, Florida 33133. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of NextPlat. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board.

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics that is applicable to the Company and to all our directors and officers and persons performing similar functions, including our principal executive officer and principal financial officer. A copy of the Company’s Code of Ethics may be obtained on our website at www.nextplat.com. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above. The inclusion of our website address in this prospectus does not include or incorporate by reference the information on our website into this prospectus.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers (as defined in Item 402(m)(2) of Regulation S-K) for the fiscal years ended December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Charles M. Fernandez Chief Executive	2022	$350,000	$36,000		$1,755,063	$248,156	-	-	$72,965	$2,462,184
Officer and Chairman (3)(4)	2021	208,500	18,000		891,990	113,973	-	-	36,729	1,269,192

David Phipps President of NextPlat and Chief Executive Officer of Global Operations. Former* Chief Executive	2022	$354,951	$36,000	$		-	-	-	$14,600	$405,551
Officer and Chairman of NextPlat (3)(5)	2021	$308,983	131,000		1,028,500	$-	-	-	$35,517	$1,504,000

Douglas Ellenoff Vice Chairman and Chief Business Development	2022	$-	-		$107,400	$486,016	-	-	-	$593,416
Strategist (6)	2021	-			214,800	972,031	-	-	-	1,186,831

*For information regarding the Company’s current executive officers is provided above in the section entitled “Information About Directors and Executive Officers.”

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(1)	On October 7, 2021, on the approval and recommendation of the Compensation Committee, the Board approved a plan to make bonus payments of $3,000 per month (each, a “Monthly Bonus”) to each of Mr. Fernandez and Mr. Phipps. The Monthly Bonus payments were approved in recognition of Messrs. Fernandez’s and Phipps’ contributions to the Company. The Monthly Bonus payments will renew on a quarterly basis until terminated by the Board upon 30 days’ prior notice to Messrs. Fernandez and Phipps.

(2)	Amounts shown in the “Stock Awards” and “Option Awards” column reflect the aggregate grant date fair value calculated in accordance with FASB ASC 718 for the respective fiscal year with respect to stock options granted to our named executive officers. Amounts reflect our accounting for these option grants and do not necessarily correspond to the actual values that may be realized by our named executive officers. The grant date fair values of these option grants were calculated at the grant date using the Black-Scholes option pricing model. The assumptions used for the valuations are set forth in Note 14 – Stock-Based Compensation in the Notes included in the Annual Report. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions. See the “Outstanding Equity Awards at Fiscal Year-End” table in this proxy statement and related notes for information with respect to stock options granted prior to fiscal 2021.

(3)	Categories and values of compensation reported in “All Other Compensation” are set forth in the following table:

Name	Year	Health Insurance Coverage ($)	Automobile Allowance ($)	Allowance Towards Professional Fees ($)		Board of Director Compensation ($)	Total ($)
Charles M. Fernandez(4)	2022	$50,965	$12,000		$10,000		$72,965
	2021	$29,729	$7,000	$		-	$36,729
David Phipps(5)	2022	$2,600	$12,000				$14,600
	2021	$2,717	$14,800			$18,000	$35,517
Douglas Ellenoff(6)	2022
	2021

(4)	Mr. Fernandez has served as the Company’s Executive Chairman since May 28, 2021 and its Chief Executive Officer since June 5, 2021. Mr. Phipps served as the President of the Company since February 19, 2015 and as a member of the Board since February 24, 2015, and Chairman of the Board from February 24, 2015 until May 23, 2021 and Chief Executive Officer of the Company from February 25, 2015 to June 5, 2021.

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Mr. Fernandez received the following equity awards in 2022:

●	Issuance of 200,000 shares of restricted common stock of the Company pursuant to Mr. Fernandez’s Employment Agreement (“the June Agreement”). All shares were fully vested and issued on the Effective Vesting Date, which was May 28, 2022.
●	Award of 116,000 shares of restricted common stock of the Company under the 2021 Plan. All shares were fully vested and issued on the Effective Grant Date, which was September 20,2022.
●	Award of an option under the 2021 Plan to buy 70,000 shares of Company common stock at an exercise price of $2.13 per share. The option fully vested on July 1, 2022.The option has a term of 10 years.

Mr. Fernandez received the following equity awards on December 16, 2021:

●	Award of 101,000 shares of restricted common stock of the Company under the 2020 Plan. All shares were fully vested and issued on the Effective Grant Date.
●	Award of 275,000 shares of restricted common stock of the Company under the 2021 Plan. Half of the shares fully vested and issued on the Effective Grant Date. The second half of the shares were issued and fully vested on the first anniversary of the Effective Grant Date.
●	Award of an option under the 2021 Plan to buy 75,000 shares of Company common stock at an exercise price of $3.81 per share. The option is fully vested with one half that vested on grant date and the other half that vested on the one-year anniversary of grant date. The option has a term of 10 years.

(5)	Mr. Phipps received the following equity awards on December 16, 2021:

●	Award of 275,000 shares of restricted common stock of the Company under the 2021 Plan. All shares fully vested and issued on the Effective Grant Date.

(6)	Mr. Ellenoff received the following equity awards pursuant to his Employment Agreement, dated August 24, 2021, by and between the Company and Mr. Ellenoff (the “Ellenoff Employment Agreement”),

●	Under the terms of the Ellenoff Employment Agreement, Mr. Ellenoff was awarded, in lieu of cash compensation: (i) a restricted stock award of 100,000 shares of Common Stock of the Company, 40,000 of which were issued on September 9, 2021, and vested immediately, with an additional 20,000 shares of restricted stock to be issued and to vest on each of August 24, 2022, August 24, 2023 and August 24, 2024, provided Mr. Ellenoff continues to serve on the Board of Directors at any time during the year in which the restricted stock is to vest, (ii) options to purchase a total of 1,500,000 shares of the Company’s Common Stock, 300,000 of which were vested immediately, 150,000 of which will vest on each of the next three annual anniversaries of the commencement of his employment, and the remaining 750,000 of which will vest at the rate of 250,000 per year on each of the first three anniversaries of the commencement of his employment if during each such year Mr. Ellenoff introduces the Company to twelve (12) or more potential Business Transactions (as defined in the Ellenoff Agreement and which transactions need not be consummated); provided that the Company’s Chief Executive Officer may, in his sole discretion, waive the vesting requirement in any given year. Such options will have an exercise price of $5.35 per share and will terminate 5 years after they vest. These equity awards to Mr. Ellenoff were material to induce Mr. Ellenoff to enter into the Ellenoff Agreement and were issued outside of a shareholder approved stock or option plan pursuant to the Nasdaq “inducement grant” exception (Nasdaq Listing Rule 5635I(4)).

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Narrative to Summary Compensation Table

Annual Base Salary

The terms of Mr. Phipps compensation are set forth in his Employment Agreement, dated June 5, 2021, which was effective June 2, 2021 (as amended, the “2021 Phipps Agreement”), which sets Mr. Phipps’ annual base compensation at $350,000. The terms of Mr. Fernandez’s compensation are set forth in his Employment Agreement, dated June 2, 2021 (as amended, the “June Agreement”), which sets Mr. Fernandez’s annual base compensation at $350,000. The terms of Mr. Ellenoff’s compensation are set forth in the Ellenoff Employment Agreement which provides for equity compensation in lieu of a base cash compensation arrangement. The 2021 Phipps Employment Agreement, the June Agreement and the Ellenoff Employment Agreement are described below under the section titled “Employment Agreements”.

For the years ended December 31, 2022 and 2021, the Company recorded stock-based compensation of $2,973,234 and $3,758,424, respectively.

Long-Term Incentives

2018 Incentive Plan

On June 14, 2018, our Board of Directors approved the 2018 Incentive Plan (the “2018 Plan”). The purpose of the 2018 Plan is to provide a means for the Company to continue to attract, motivate and retain management, key employees, consultants and other independent contractors, and to provide these individuals with greater incentive for their service to the Company by linking their interests in the Company’s success with those of the Company and its shareholders. An award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company (as defined in the 2018 Plan) that; are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities. The 2018 Plan is administered by the Board or its Compensation Committee and may grant Options designated as Incentive Stock Options or Nonqualified Stock Options. The 2018 Plan provides that up to a maximum of 13,333 shares of the Company’s common stock (subject to adjustment) are available for issuance under the 2018 Plan. Subject to earlier termination in accordance with the terms of the 2018 Plan and the instrument evidencing the option, the maximum term of an incentive stock option shall not exceed ten years, and in the case of an incentive stock option granted to a Ten Percent Stockholder (as defined in the 2018 Plan), shall not exceed five years. Any portion of an option that is not vested and exercisable on the date of a plan participant’s Termination of Service (as defined in the 2018 Plan) shall expire on such date. In the event of a Change in Control (as defined in the 2018 Plan); all outstanding awards, other than performance shares and performance units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Change in Control and shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction (as defined in the 2018 Plan), such awards shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, only if and to the extent such awards are not converted, assumed or replaced by the Successor Company (as defined in the 2018 Plan).

Amended and Restated 2020 Equity Incentive Plan

On August 21, 2020, the Company’s Board of Directors approved and adopted the Company’s 2020 Equity Incentive Plan (the “2020 Plan”) in order to provide a means for the Company to continue to attract, motivate and retain management, key employees, directors and consultants. On December 31, 2021, the Company’s Board of Directors approved and adopted an amendment that increased the number of shares available for issuance under the 2020 Plan from 450,000 shares to 800,000 shares of the Company’s common stock. On August 10, 2021, the Company’s Board of Directors further amended the 2020 Plan and adopted and approved an Amended and Restated 2020 Equity Incentive Plan (the “A&R 2020 Plan”), in order to, among other things: (i) clarify that the exercise price of stock options will be set at “Fair Market Value,” and (ii) make conforming revision to reflect the 1-for-5 reverse split that was effective on May 28, 2021. The A&R 2020 Plan was approved by the Company’s stockholders on December 16, 2021, at the Company’s 2021 Annual Meeting of Stockholders.

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The A&R 2020 Plan provides for discretionary awards of, among others, stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the A&R 2020 Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the A&R 2020 Plan. All employees, directors, and consultants of the Company and its subsidiaries are eligible to receive awards under the A&R 2020 Plan.

The A&R 2020 Plan is administered by the “Committee” which is defined in the A&R 2020 Plan as the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

The number of shares of common stock that may be issued under the A&R 2020 Plan is 800,000. Shares issuable under the A&R 2020 Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the A&R 2020 Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the A&R 2020 Plan. The number of common shares issuable under the A&R 2020 Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the A&R 2020 Plan. No award granted under the A&R 2020 Plan may be transferred, except by will, the laws of descent and distribution.

The maximum number of shares subject to Awards granted under the A&R 2020 Plan or otherwise during any one calendar year to any Director for service on the Board (other than to Mr. Phipps and the Company’s CEO and President, if serving on the Board, to whom no annual limit is applicable), taken together with any cash fees paid by the Company to such Director during such calendar year for service on the Board, will not exceed $100,000 in total value (calculating the value of any such Awards based on the grant date fair value or such value as determined by the Board, at its discretion, of such Awards for financial reporting purposes).

The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule. The Board may terminate, suspend or amend the A&R 2020 Plan, in whole or in part, from time to time, without the approval of the shareholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed. Notwithstanding the foregoing, neither the A&R 2020 Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or cancelling a stock option in exchange for cash, other stock options with a lower exercise price or other stock awards. No awards may be granted under the A&R 2020 Plan on or after the tenth anniversary of the effective date of the A&R 2020 Plan.

2021 Incentive Award Plan

The Company’s Board of Directors approved and adopted the 2021 Incentive Award Plan (“2021 Plan”), subject to stockholder approval, on August 10, 2021. The 2021 Plan was approved by the Company’s stockholders on December 16, 2021, at the Company’s 2021 Annual Meeting of Stockholders.

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The purpose of the 2021 Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company and its subsidiaries by providing these individuals with equity ownership opportunities.

The number of shares initially available for issuance under awards granted pursuant to the 2021 Plan is 768,819 shares of common stock. The number of shares initially available for issuance will be increased on January 1 of each calendar year beginning in 2022 and ending in 2031, by an amount equal to the lesser (A) an amount such that the resulting sum (the new “Overall Share Limit”) is equal to 12% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares of Common Stock as is determined by the Board. Shares issued under the 2021 Plan may be authorized but unissued shares, shares purchased in the open market or treasury shares. If an award under the 2021 Plan expires, lapses or is terminated, exchanged for cash, surrendered to an exchange program, repurchased, cancelled without having been fully exercised or forfeited, any shares subject to such award will, as applicable, become or again be available for new grants under the 2021 Plan.

All employees, directors, and consultants of the Company and its subsidiaries are eligible to receive awards under the 2021 Plan. As of December 31, 2022, eighteen individuals are eligible to receive awards under the 2021 Plan.

The 2021 Plan is generally administered by the Board, which may delegate its duties and responsibilities to committees of Board and or officers of the Company (referred to collectively as the “plan administrator”). The plan administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2021 Plan, subject to its express terms and conditions. The plan administrator will also set the terms and conditions of all awards under the 2021 Plan, including any vesting and vesting acceleration conditions. The plan administrator may also institute and determine the terms and conditions of an “exchange program,” which could provide for the surrender or cancellation, transfer, or reduction or increase of exercise price, of outstanding awards, subject to the limitations provided for in the Incentive Award Plan.

The 2021 Plan provides for the grant of stock options, including incentive stock options, or ISOs, and nonqualified stock options, or NSOs; restricted stock; dividend equivalents; restricted stock units, or RSUs; stock appreciation rights, or SARs; and other stock or cash-based awards. All awards under the 2021 Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations.

Other Stock or Cash Based Awards may be granted to participants, including awards entitling participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the 2021 Plan. The plan administrator will determine the terms and conditions of other stock or cash-based awards.

Performance awards include any of the foregoing awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals or other criteria the plan administrator may determine, which may or may not be objectively determinable. Performance criteria upon which performance goals are established by the plan administrator.

In connection with certain transactions and events affecting the Company’s Common Stock, including a change in control (as defined in the 2021 Plan), or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the 2021 Plan to prevent the dilution or enlargement of intended benefits, facilitate such transaction or event, or give effect to such change in applicable laws or accounting principles. This includes canceling awards in exchange for either an amount in cash or other property with a value equal to the amount that would have been obtained upon exercise or settlement of the vested portion of such award or realization of the participant’s rights under the vested portion of such award, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares available, replacing awards with other rights or property and/or terminating awards under the 2021 Plan.

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Equity Awards

The following table sets forth certain information concerning equity awards for our named executive officers at December 31, 2022. The market values of the Stock Awards reported in this table are calculated based on the closing market price of the Common Stock on Nasdaq on December 31, 2022, which was $1.26 per share.

Outstanding Equity Awards At Fiscal Year-End
Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Shares of Stock That Have Not Vested (#)		Market Value of Shares or Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Shares or Other Rights That Have Not Vested ($)
Charles M. Fernandez	75,000					3.81	12/16/2031	-		-	-	-
			-					400,000	(1)	504,000	-	-
			-					-		-	-	-
	70,000		-			2.13	7/1/2032	-		-	-	-
	145,000		-					400,000		504,000	-

David Phipps								-		-	-	-
	889		-		-	112.50	12/15/2026
	444		-		-	112.50	5/25/2027
	300,000		-		-	1.25	12/30/2030	-		-	-	-
	301,333

Douglas Ellenoff	450,000	(1)	800,000	(1)	-	5.35	8/23/2026	-		-	-	-
							-	40,000	(1)	50,400	-	-
							-				-	-
	450,000		800,000					40,000		50,400

(1)	Options granted outside of the Company’s 2018, 2020 and 2021 Equity Awards Plan.

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Employment Agreements

Phipps Employment Agreements

Phipps June 2018 Employment Agreement

On June 14, 2018, the Company entered into a two-year Employment Agreement (“2018 Phipps Agreement”) with Mr. Phipps, with an automatic one-year extension. Under the terms of the 2018 Phipps Agreement, Mr. Phipps served as the Company’s Chief Executive Officer and President and received an annual base salary equal to the sum of $170,000 and £48,000 paid through our operating subsidiary, GTC. For the years ended December 31, 2019 and 2018, the £48,000 equivalent to USD is $61,293 and $62,219 and the yearly conversion rate is 1.276933 and 1.296229, respectively. The 2018 Phipps Agreement provided for a performance bonus based on exceeding our annual revenue goals and on our ability to attract new investment. The Agreement also provided for medical plan coverage, an auto allowance, paid vacation, and discretionary stock grants and option awards. In the event of termination without cause, termination as a result of a change in control, or resignation with good reason (as defined in the 2018 Phipps Agreement), Mr. Phipps was entitled to a severance equal to twice his base salary, the immediate vesting of all unvested options, and other benefits. As described below, the 2018 Phipps Agreement terminated in accordance with its terms on June 14, 2020, and Mr. Phipps and the Company subsequently entered into a new employment agreement.

On March 13, 2020, the Company and David Phipps executed a waiver of the provisions in his employment agreement requiring prior written notice of non-renewal to the other party. As a result, his employment terms with the Company were not automatically extended as set forth in his employment agreement and the agreement terminated as of June 14, 2020. After a series of monthly extensions Mr. Phipps’ employment agreement was replaced with a new employment agreement on March 11, 2021. As described in more detail below, on June 5, 2021, the Company entered into a new three year employment agreement with Mr. Phipps (the “2021 Phipps Employment Agreement”) that was effective as of June 2, 2021 and that replaced his existing employment agreement. The 2021 Phipps Employment Agreement set Mr. Phipps’ annual base compensation at $350,000.

Phipps June 2021 Employment Agreement

On June 5, 2021, the Company entered into a new three-year employment agreement with Mr. Phipps, the that was effective as of June 2, 2021, also referred to herein as the 2021 Phipps Employment Agreement. Under the terms of the 2021 Phipps Employment Agreement, Mr. Phipps will serve as the serve as President of the Company and Chief Executive Officer of Global Operations. The term will be automatically extended for additional one-year terms thereafter unless terminated by the Company or Mr. Phipps by written notice. Mr. Phipps’ annual base compensation under the 2021 Phipps Employment Agreement is an aggregate of $350,000.The Company may increase (but not decrease) his compensation during its term. In addition, Mr. Phipps will be entitled to receive an annual cash bonus if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board of Directors. Mr. Phipps is also entitled to participate in any other executive compensation plans adopted by the Board of Directors and is eligible for such grants of awards under stock option or other equity incentive plans as the Compensation Committee of the Company may from time to time determine (the “Share Awards”). Share Awards will be subject to the applicable Plan terms and conditions, provided, however, that Share Awards will be subject to any additional terms and conditions as are provided therein or in any award certificate(s), which shall supersede any conflicting provisions governing Share Awards provided under the equity incentive plan. The Company is required to pay or to reimburse Mr. Phipps for all reasonable out-of-pocket expenses actually incurred or paid by Mr. Phipps in the course of his employment, consistent with the Company’s policy. Mr. Phipps will be entitled to participate in such pension, profit sharing, group insurance, hospitalization, and group health and benefit plans and all other benefits and plans, including perquisites, if any, as the Company provides to its senior employees. The 2021 Phipps Agreement may be terminated based on death or disability of Mr. Phipps, for cause or without good reason, for cause or with good reason, and as a result of the change of control of the Company. The 2021 Phipps Agreement also contains certain provisions that are customary for agreements of this nature, including, without limitation, non-competition and non-solicitation covenants, indemnification provisions, etc. On August 7, 2021, the 2021 Phipps Agreement was amended in order to, among other things, (i) increase Mr. Phipps’ compensation to include a car allowance of $1,000 a month and (ii) clarify Mr. Phipps position to be President of NextPlat Corp and the Chief Executive Officer of Global Operations.

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Fernandez Employment Agreements

Fernandez May 2021 Employment Agreement

On May 23, 2021, the Company entered into a three (3) year Employment Agreement (the “May Agreement”) with Mr. Fernandez to serve as Chairman of the Board. Such agreement includes provision for automatic one (1) year extensions. Under the terms of May Agreement, Mr. Fernandez’s employment commenced on May 28, 2021. As compensation for services under the May Agreement, Mr. Fernandez was to receive, in monthly installments during the term, the sum of $12,000 per month. Mr. Fernandez was also be entitled to such cash bonus opportunity and equity compensation arrangements as the Compensation Committee may determine following the effectiveness of this registration statement. The May Agreement also provided for the Company to reimburse Mr. Fernandez for any and all premium payments made by him to obtain and continue in full force and effect throughout the entire period of employment for personal catastrophe and disability insurance coverages. Such insurance was to have premium limits not to exceed one hundred percent (100%) of Mr. Fernandez’s Base Salary per annum. In addition, Mr. Fernandez was entitled to participate in such pension, profit sharing, group insurance, hospitalization, and group health and benefit plans and all other benefits and plans, including perquisites, if any, as the Company provides to its senior executives. Under the May Agreement, the Company was also obligated to reimburse Mr. Fernandez for up to $10,000 per year related to Mr. Fernandez’s business and personal travel and/or that of his immediate family members, as well as up to $10,000 per year for professional fees incurred by Mr. Fernandez, whether in connection with Mr. Fernandez’s association with the Company or otherwise. In connection to the June Offering, which is described above, the Company granted Mr. Fernandez an award of restricted stock with a grant date fair value equal to $3,000,000 determined at the per unit offering price of $5.00 per unit (the “RSA”), which RSA will vest 1/3 at each of the three anniversaries of the grant date. Notwithstanding the vesting schedule, full vesting will occur upon a Change in Control, as that term is defined in the RSA. The Company, at its sole expense, is obligated to register the reoffer and resale by Mr. Fernandez of the securities granted to Employee pursuant to the RSA.

Fernandez June 2021 Employment Agreement

On June 2, 2021, the Company entered into a new employment agreement (the “June Agreement”) with Charles M. Fernandez, with an initial term of five (5) years effective on May 28, 2021. The June Agreement replaced “the May Agreement”. Under the June Agreement, Mr. Fernandez will serve as the Chairman and Chief Executive Officer of the Company. The June Agreement will be automatically extended for additional one-year terms unless terminated by the Company or Mr. Fernandez by written notice. Mr. Fernandez’s annual base compensation under the June Agreement is $350,000 per year. The Company may increase (but not decrease) his compensation during the June Agreement’s term. In addition, Mr. Fernandez is entitled to receive an annual cash bonus if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board. Mr. Fernandez is also entitled to participate in any other executive compensation plans adopted by the Board and is eligible for such grants of Share Awards. Share Awards will be subject to the applicable Plan terms and conditions, provided, however, that Share Awards will be subject to any additional terms and conditions as are provided therein or in any award certificate(s), which will supersede any conflicting provisions governing Share Awards provided under the equity incentive plan. The Company is required to pay or to reimburse Mr. Fernandez for all reasonable out-of-pocket expenses actually incurred or paid by Mr. Fernandez in the course of his employment, consistent with the Company’s policy.

Mr. Fernandez will also be entitled to participate in such pension, profit sharing, group insurance, hospitalization, and group health and benefit plans and all other benefits and plans, including perquisites, if any, as the Company provides to its senior employees. The June Agreement may be terminated based on death or disability of Mr. Fernandez, for cause or without good reason, for cause or with good reason, as a result of the change of control of the Company and at the option of Mr. Fernandez with or without cause. The June Agreement also contains certain provisions that are customary for agreements of this nature, including, without limitation, non-competition and non-solicitation covenants, indemnification provisions, etc.

The Company will also reimburse Mr. Fernandez for any and all premium payments made by him to obtain and continue personal catastrophe and disability insurance coverages for himself, which policy will have policy limits not to exceed one hundred percent (100%) of his base salary per annum at any given time. In addition, the Company will pay for any and all travel-related expenses incurred by Mr. Fernandez and/or his immediate family members, not to exceed $10,000.00 per fiscal year, regardless of whether or not such expenses are incurred by Mr. Fernandez in connection with services or duties to be performed by him as an employee of the Company. The Company will also pay for any and all fees and costs incurred by Mr. Fernandez in connection with professional services provided to him, not to exceed $10,000 per year, including, without limitation, services provided to the Company by attorneys, accountants, financial planners and the like, regardless of whether or not such services are provided to Mr. Fernandez in connection with his employment with the Company.

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In addition, the June Agreement (which repeats, but not duplicates, a grant of restricted stock made under the May Agreement), Mr. Fernandez received an award of restricted stock with a grant date fair value equal to $3,000,000 determined at the per unit offering price in the June Offering ($5 per Unit) (the “RSA”), which RSA will vest 1/3 at each of the three anniversaries of the grant date. The Grant Date for the RSA is May 28, 2021, as determined pursuant to the May Agreement. Notwithstanding the vesting schedule, full vesting will occur upon a Change in Control, as that term is defined in the Restricted Stock Agreement pursuant to which the RSA was made (the “May Restricted Stock Agreement”). The Company at its sole expense is obligated to register for reoffer and resale by Mr. Fernandez, the securities granted to him pursuant to the May Restricted Stock Agreement.

If Mr. Fernandez’s employment is terminated for any reason at any time by the Company prior to the full vesting of the RSA without “Cause” (as that term is defined in the June Agreement), the RSA will vest and Mr. Fernandez will receive all right, title and interest in the balance of the securities granted to him in the RSA.

During the term of the June Agreement and so long as Mr. Fernandez is employed by the Company, he may nominate two directors to the Company’s Board of Directors. The appointment of these directors to the Board is subject to approval by the Board of Directors.

On August 7, 2021, the June Agreement was amended in order to, among other things, increase Mr. Fernandez’s compensation by (i) providing for medical plan coverage for Mr. Fernandez and his family at the expense of the Company, and (ii) providing for an auto allowance $1,000 per month.

Ellenoff Employment Agreement

On August 24, 2021, Douglas S. Ellenoff was appointed to the positions of Chief Business Development Strategist of the “Company” and Vice Chairman of the Board of Directors of the Company. The appointment was made on the approval and recommendation of the Nominating Committee of the Board. Mr. Ellenoff was not appointed to any committees of the Board.

In connection with Mr. Ellenoff’s appointment to the position of Chief Business Development Strategist of the Company, Mr. Ellenoff and the Company entered into a three year Employment Agreement, dated August 24, 2021, which is also referred to herein as the “Ellenoff Agreement”., Under the Ellenoff Agreement, which sets forth the terms of his employment, including with regard to compensation. Mr. Ellenoff will be nominated and renominated to serve on the Board during the term of the agreement. Under the terms of the Ellenoff Employment Agreement, Mr. Ellenoff will receive, in lieu of cash compensation: (i) a restricted stock award of 100,000 shares of Common Stock of the Company, 40,000 of which will be issued within 5 business days of the execution of the Ellenoff Employment Agreement and vest immediately, and the remaining 60,000 of which will be issued and vest at the rate of 20,000 shares at the end of each of the next three annual anniversaries of his employment, provided that Mr. Ellenoff serves on the Board at any time during such year; and (ii) options to purchase a total of 1,500,000 shares of the Corporation’s Common Stock, 300,000 of which will issued within 5 business days of the execution of the Ellenoff Employment Agreement and vest immediately, 150,000 of which will vest on each of the next three annual anniversaries of the commencement of his employment, and the remaining 750,000 of which will vest at the rate of 250,000 per year on each of the first three anniversaries of the commencement of his employment if during each such year Mr. Ellenoff introduces the Company to twelve (12) or more potential Business Transactions (as defined in the Ellenoff Employment Agreement and which transactions need not be consummated); provided that the Company’s Chief Executive Officer may, in his sole discretion, waive the vesting requirement in any given year. Such options have an exercise price of $5.35 per share and will terminate 5 years after they vest. These equity awards to Mr. Ellenoff were material to induce Mr. Ellenoff to enter into the Ellenoff Employment Agreement and were issued outside of a shareholder approved stock or option plan pursuant to the Nasdaq “inducement grant” exception (Nasdaq Listing Rule 5635(c)(4)).

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Potential Payments Upon Termination or Change-in-Control

In the event of a termination of Mr. Fernandez’s or Mr. Phipps’ (the “Subject Employees”) employment as a result of his death or Total Disability (as defined in the respective employment agreement) the Subject Employee or his estate or beneficiaries, as applicable, will be entitled to the following severance benefits: (i) continued provision for a period of twelve (12) months following the Subject Employee’s death or Total Disability of benefits under the Company’s benefit plans extended by the Company to its senior employees; and (ii) payment on a pro-rated basis of any bonus or other payments earned prior to the date of termination in connection with any bonus plan to which the Subject Employee was a participant as of the date of death or Total Disability.

In the event of a termination of a Subject Employee’s employment due to the expiration of the term of the respective employment agreement, and where the Company offered to renew the term of employment and the Subject Employee chooses not to continue in the employ of the Company, the Subject Employee will not be entitled to any severance benefits.

Upon termination of employment by the Subject Employee for “good reason” (as defined in the respective employment agreement) or if the Company tenders a non-renewal notice to the Subject Employee without “Cause” (as defined in the respective employment agreement), then the Subject Employee will be entitled to the following severance benefits: (i) a cash payment, based on the current scale of the Subject Employee’s base salary, equal to six months of base salary; (ii) continued provision for a period of twelve (12) months after the date of termination of the benefits under the Company’s benefit plans extended by the Company to its senior employees; (iii) payment on a pro-rated basis of any bonus or other payments earned in connection with any bonus plan to which the Subject Employee was a participant as of the date of the Subject Employee’s termination of employment; and (iv) any options or restricted stock will be immediately vested upon termination of Subject Employee’s employment.

Upon termination of the Subject Employee’s employment at the Subject Employee’s option (without good reason) or by the Company for “Cause,” then the Subject Employee will be entitled to the following benefits: (i) continued provision, for a period of one (1) month after the date of the Subject Employee’s termination of employment, of benefits under the Company’s benefit plans extended to the Employee at the time of termination and (ii) any conversion rights available under the Company’s benefit plans and as otherwise provided by law, including the Comprehensive Omnibus Budget Reconciliation Act.

In addition, notwithstanding the vesting schedule set forth in May Restricted Stock Agreement, full vesting of Mr. Fernandez’s RSA will occur upon a Change in Control, as that term is defined in the May Restricted Stock Agreement pursuant to which the RSA was made. If Mr. Fernandez’s employment is terminated for any reason at any time by the Company prior to the full vesting of the RSA without “Cause” (as that term is defined in the June Agreement), the RSA will vest and Mr. Fernandez will receive all right, title and interest in the balance of the securities granted to him in the RSA.

In the event of a termination of Mr. Ellenoff’s employment as a result of his death, his Total Disability (as defined in the Ellenoff Employment Agreement), the expiration of the initial term of the Ellenoff Employment Agreement, Mr. Ellenoff’s resignation for any reason or no reason (upon thirty (30) days prior written notice), or for “Cause” (as defined in the Ellenoff Employment Agreement); then, in addition to the reimbursement of documented, unreimbursed expenses incurred prior to such date, Mr. Ellenoff or his estate or beneficiaries, as applicable, will be entitled to receive any RSAs and options earned and/or vested through the such date, but all other RSAs and options shall immediately terminate. Upon termination of Mr. Ellenoff’s employment (as defined in the Ellenoff Employment Agreement), in addition to the reimbursement of documented, unreimbursed expenses incurred prior to such date, Mr. Ellenoff will be entitled to receive any RSAs and options provided for under the Ellenoff Employment Agreement; any RSAs and Options that previously had not been vested will immediately vest, and any RSAs or Options contemplated by the Ellenoff Employment Agreement that had not yet been issued to Mr. Ellenoff will be promptly issued by the Company.

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Director Compensation

On November 18, 2021, our Board, on the recommendation of the Compensation Committee, approved the director compensation packages for the 2022 fiscal year. The 2022 director compensation packages consists of a cash retainer of $48,000 for each non-employee Director, plus an equity award of 20,000 shares of restricted stock to each non-employee Director (“2022 Equity Awards”). Half of each 2022 Equity Award will be issued and vest on day of grant and the remaining half of the 2022 Equity Awards will be issued and vest on the first anniversary of the grant date.

The table below sets forth the compensation earned by our non-employee directors for service on our Board of Directors during the year ended December 31, 2022. Compensation paid to Charles Fernandez, our Executive Chairman, Chief Executive Officer, and Director, David Phipps, our President and Chief Executive Officer of Global Operations, and Director, and Douglas S. Ellenoff, our Vice Chairman and Chief Business Development Strategist for their service on the Board of Directors is set forth in Summary Compensation Table for named executive officers.

Director	Fees earned or paid in cash ($)	Stock awards(1)(2) ($)	Option awards(3) ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
John E. Miller	48,000	37,400		-			85,400
Louis Cusimano	48,000	37,400		-			85,400
Hector Delgado	48,000	37,400		-			85,400
Kendall W. Carpenter	48,000	37,400					85,400
Rodney Barreto	45,447	34,800		-			80,247
Maria Cristina Fernandez	13,500		13,463				26,963

(1) The 2022 director compensation packages include an equity award of 20,000 shares of restricted stock to each non-employee Director (“2022 Equity Awards”). Half of each 2022 Equity Award will be issued and vest on day of grant and the remaining half of the 2022 Equity Awards will be issued and vest on the first anniversary of the grant date.

(2) As of December 31, 2022, Mr. Barreto had 10,000 stock awards outstanding. No other stock awards were outstanding as of December 31, 2022.

(3) As of December 31, 2022, Ms. Fernandez had 10,000 stock option awards outstanding. No other option awards were outstanding as of December 31, 2022.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the compensation committee view the link between the Company’s performance and its named executive officers (NEOs) pay.

Year	Summary compensation table total for Principal Executive Officer (“PEO”)(1)	Compensation actually paid to PEO(2)	Average summary compensation table total for non-PEO named executive officers (“NEOs”)(3)	Average compensation actually paid to non-PEO NEOs(4)	Value of initial fixed $100 investment based on total shareholder return (“TSR”)(5)	Net income (Loss)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	2,462,184	1,363,550	499,484	202,776	$48.75	(9,160,589)
2021	1,269,192	3,899,140	1,345,416	3,450,578	$125.00	(8,107,662)

(1) The dollar amounts reported in column (b) are the amounts of total compensation reported for Charles M. Fernandez (our Executive Chairman and Chief Executive Officer) for each corresponding year in the “Total” Column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”

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(2) The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Fernandez, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Fernandez during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Fernandez’s total compensation to determine the “compensation actually paid”:

Year	Reported Summary Compensation Table Totals for PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually paid to PEO ($)
2022	2,462,184	(2,003,219)	904,585	1,363,550
2021	1,269,192	(1,005,963)	3,635,911	3,899,140

(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	-	34,838	426,503	443,244	-	-	904,586
2021	2,629,948	-	1,005,963	-	-	-	3,635,911

(3) The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s named executive officers as a group (excluding Mr. Fernandez) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Fernandez) included for purposes of calculating the average amounts in each applicable year are as follows: for 2022 and 2021, Mr. Phipps and Mr. Ellenoff.

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(4) The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Fernandez), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Fernandez) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Fernandez) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non-PO NEOs ($)
2022	499,484	(296,708)	-	202,776
2021	1,345,416	(1,107,666)	3,212,828	3,450,578

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	-	-	-	-	-	-	-
2021	2,105,162	-	1,107,666	-	-	-	3,212,828

(5) Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021 or 2022.

(6) The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on compensation actually paid (CAP) and each of TSR and net loss.

We do not utilize TSR and net loss in our executive compensation program. However, we do utilize several other performance measures to align executive compensation with our performance. As described in more detail above in the section “Employment Agreements,” part of the compensation our PEO and NEOs are eligible to receive consists of performance-based cash bonuses that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain employment criteria. Additionally, we view restricted stock and stock options, which are an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These restricted stock and stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

The Audit Committee was responsible for reviewing, approving and overseeing any transaction between the Company and a related person. The Audit Committee’s responsibility includes, but is not limited to, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or will be a participant and (a) the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years, and (b) a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

Relationships with Related Parties

Employees Related to Mr. Phipps. For the year ended December 31, 2022 and 2021, the Company employed five individuals related to Mr. Phipps who earned gross wages totaling $55,786 and $188,384, respectively.

Employee related to Mr. Fernandez. On July 12, 2022, the Company hired Lauren Sturges Fernandez, the spouse of Mr. Fernandez, as Manager of Digital Assets. Mrs. Fernandez is an at-will employee with an annual salary of $95,000. On September 22, 2022, Mrs. Fernandez’s title was changed to Chief of Staff and Special Assistant to the Chairman of the Board, her salary remains the same. Previously Mrs. Fernandez was a consultant and earned compensation for her services of $10,995, for the year ended December 31, 2022.

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Progressive Care. Following the consummation of the Company’s investment in Progressive Care Inc. on September 2, 2022, our Chairman and Chief Executive Officer, Charles M. Fernandez, and our board member, Rodney Barreto, were appointed to Progressive Care’s Board of Directors, with Mr. Fernandez appointed to serve as Chairman of Progressive Care’s Board of Directors and Mr. Barreto appointed to serve as a Vice Chairman of Progressive Care’s Board of Directors. On November 11, 2022, the Progressive Care board of directors elected Mr. Fernandez as the Chief Executive Officer of Progressive Care. In addition, on September 2, 2022, NextPlat, Messrs. Fernandez and Barreto and certain other purchasers purchased from Iliad Research and Trading, L.P. (“Iliad”) a Secured Convertible Promissory Note, dated March 6, 2019, made by Progressive Care to Iliad (the “Note”). The accrued and unpaid principal and interest under the note at the time of the purchase was approximately $2.79 million. The aggregate purchase price paid to Iliad for the Note was $2.3 Million of which NextPlat contributed $1 million and Messrs. Fernandez and Barreto contributed $400,000 each (the “Note Purchase”). In connection with the Note Purchase, NextPlat, Messrs. Fernandez and Barreto and the other purchasers of the Note entered into a Debt Modification Agreement with Progressive Care. In consideration of the concessions in the Debt Modification Agreement, Progressive Care issued 105,000 shares of its common stock to the purchasers of the Note, of which NextPlat, Charles Fernandez and Rodney Barreto, received 45,653, 18,261, and 18,261 shares, respectively, in each case after giving effect to a 1-for-200 reverse stock split enacted by Progressive Care on December 30, 2022.

January Offering. The Company received gross proceeds of approximately $7.2 million from the sale Common Stock in an offering that closed on January 5, 2022. Approximately 73% of funds raised in the offering were secured from existing shareholders, and from members of the Company’s senior management and Board of Directors. The following table represents the related party investment in the January Offering:

Investor	Position held at NextPlat	Shares of Common Stock Purchased	Aggregate Purchase Price
Charles M. Fernandez	Executive Chairman and Chief Executive Officer	679,013	$2,200,002
David Phipps	Director and President of Orbsat. Chief Executive Officer of Global Operations	46,297	$150,002
Douglas Ellenoff Shares are deemed to be indirectly beneficially owned through Sabrina Allan, Mr. Ellenoff’s wife. Mr. Ellenoff has the power to vote and dispose of the shares.	Vice Chairman and Chief Business Development Strategist	46,297	$150,002
Louis Cusimano	Director	15,433	$50,003
Paul R. Thomson	Senior Vice President – Mergers, Acquisitions and Special Projects	15,433	$50,003

On January 20, 2022, the Company appointed Rodney Barreto, to its Board. Mr. Barreto was a participant of the January offering and purchased 370,701 shares of common stock for $3.24 per share or approximately $1.2 million. Mr. Barreto’s investment represented 17% of the total.

Next Borough Capital Fund, LP. Mr. Charles M. Fernandez, the Chairman and Chief Executive Officer of the Company, and Mr. Rodney Barreto, a member of the Company’s Board of Directors (the “Board”) and Audit Committee Chairman, intend to participate in a newly formed fund – Next Borough Capital Fund, LP (“Next Borough Fund”) – with investors affiliated with Dawson James Securities, Inc., Robert Keyser and other groups and individuals that may have direct and indirect ownership interests in the Company. Next Borough Fund will be managed by Next Borough Capital Management, LLC (“Next Borough Manager”). eAperion Partners LLC, a company wholly owned by Mr. Fernandez, would own 33% of Next Borough Manager and that Mr. Barreto would own 5%. Mr. Fernandez would serve as the Chairman and Co-Portfolio Manager of Next Borough Manager and Mr. Barreto would serve as the Vice Chairman of Next Borough Manager.

December Offering. On December 14, 2022, the Company closed a private placement for the sale of 4,575,429 units (each, a “Unit”), each Unit consisting of (i) one share of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and (ii) one warrant to purchase one share of Common Stock (each, a “Warrant”). The offering price of the Units was $1.75 per Unit. The Warrants included in the Units are exercisable at a price of $1.75 per share and expire three years from the date of issuance. Related party investment represented 48%, of the approximately $8.0 million of the funds raised. The following table represents the related party investment in the December Offering:

Investor	Position held at NextPlat	Shares of Common Stock Purchased	Warrants to purchase Common Stock	Aggregate Purchase Price
eAperion Partners LLC, principal Charles M. Fernandez	Executive Chairman and Chief Executive Officer	1,085,714	1,085,714	$1,900,000
David Phipps	Director and President of NextPlat. Chief Executive Officer of Global Operations	28,500	28,500	$49,875
RLB Market Investments LLC, principal, Rodney Barreto	Director	1,085,714	1,085,714	$1,900,000

DELINQUENT SECTION 16(A) REPORTS

Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Exchange Act, and written representations from the Section 16 officers and directors that no other reports were required, the Company reports that we believe all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock or similar reportable transactions which took place during the 2020 fiscal year were timely filed with the SEC, other than the inadvertent late filing of one Form 4 for Mr. Phipps reporting two transactions, one Form 4 for Mr. Delgado reporting three transactions, and one Form 4 for Ms. Carlise reporting three transactions.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine members: Charles M. Fernandez, Douglas S. Ellenoff, Rodney Barreto, Kendall W. Carpenter, Louis Cusimano, Hector Delgado, Maria Cristina Fernandez, John E. Miller and David Phipps. The Nominating Committee nominated and the Board approved and recommended all of the current members of our Board for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders, or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the nine nominees who receive the greatest number of votes cast by stockholders, entitled to vote at the Annual Meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

The Board unanimously recommends that stockholders vote “FOR” each of the nine nominees for election to our Board of Directors.

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PROPOSAL 2: TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected RBSM LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. Our stockholders are being asked to ratify this appointment. In the event that If ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of RBSM LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Aggregate fees for professional services rendered by RBSM LLP for their services for the fiscal years ended December 31, 2022 and 2021, respectively, were as follows:

	2022	2021
Audit Fees	$162,500	$92,000
Audit-Related Fees	10,000	-
Tax Fees	11.500	6,300
All Other Fees	50,000	125,000
Totals	$234,000	$223,300

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee annually reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2022.

The Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. RBSM LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and RBSM LLP. The Audit Committee discussed the overall scope and plans of their audit with RBSM LLP. The Audit Committee met with RBSM LLP, with and without management (other than members of the Audit Committee) present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2022, the Audit Committee (i) reviewed and discussed the Company’s audited financial statements as of December 31, 2022, and for the year then ended with management; (ii) discussed the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission with RBSM LLP; (iii) received the written disclosures and the letter from RBSM LLP required by applicable requirements of the PCAOB regarding RBSM LLP’s communications with the Audit Committee regarding independence; and (iv) discussed their independence with RBSM LLP.

Based on the review and discussions described above, the Audit Committee included the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Rodney Barreto
Louis Cusimano
Maria Cristina Fernandez

PROPOSAL 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, which is often referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).

Our executive compensation program is designed to attract, motivate, and retain our executive officers, who are critical to our success. As described in the section entitled “Execution Compensation”, our executive compensation program contains elements of cash and equity-based compensation. The base salaries paid to our executive officers, including our Chief Executive Officer and Chief Financial Officer, are based on the employment agreements (as later amended) we entered into with each of them. We believe our program is designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2023 Annual Meeting pursuant to the rules of the Securities and Exchange Commission, including the compensation tables and any other related disclosure, is hereby APPROVED.

Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Board Recommendation

The approval of this proposal requires the affirmative vote of at least a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval, on an advisory basis, of the resolution approving the compensation of the Company’s named executive officers.

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PROPOSAL 4: AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 2 or Proposal 3, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 2 or Proposal 3. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 2 or Proposal 3, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 4 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 2 or Proposal 3.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Notice of Annual Stockholder Meeting, our proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2022 (the Annual Report) are available online at www.nextplat.vote.

A copy of our 2022 Annual Report on Form 10-K has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to NextPlat Corp, 3520 Mary St., Suite 410, Coconut Grove, FL, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to NextPlat Corp, 3520 Mary St., Suite 410, Coconut Grove, FL, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2024 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than the close of business on December 12, 2023, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted to our executive offices located at 3520 Mary St., Suite 410, Coconut Grove, FL 33133, Attn: Secretary.

In order for proposals of stockholders made outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address before the close of business on February 25, 2024.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors

NEXTPLAT CORP

/s/ Charles M. Fernandez
Charles M. Fernandez
Executive Chairman of the Board

Coconut Grove, Florida
April 7, 2023

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This proxy is solicited on behalf of the Board of Directors

NEXTPLAT CORP

3520 Mary St., Suite 410 Coconut Grove, FL 33133

TEST ISSUE REF 1999 5.4375% 12/31/5

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY INTERNET - www.nextplat.vote
Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on May 30, 2023 Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL
Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL
Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

90.00 SHARES

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report on Form 10-K are available online at www.nextplat.vote

The undersigned hereby appoints Charles M. Fernandez, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $0.0001 par value per share, of NextPlat Corp. (the "Company"), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 10:00 a.m., Eastern Daylight Time, on May 31, 2023, (the "Annual Meeting") to be held virtually by visiting www.nextplat.vote and following the online directions or by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR the Company's nominees in Proposal 1, FOR Proposals 2, 3, and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote "FOR" for each ot the Nominees in Proposals 1 and "FOR" Proposals 2, 3, and 4.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Directors.
   Nine (9) Nominees:

Nominee	For	Withhold
1a. Charles M. Fernandez	☐	☐
1b. Douglas S. Ellenoff	☐	☐
1c. Rodney Barreto	☐	☐
1d. Kendall Carpenter	☐	☐
1e. Louis Cusimano	☐	☐
1f. Hector Delgado	☐	☐
1g. Maria Cristina Fernandez	☐	☐
1h. John E. Miller	☐	☐
1i. David Phipps	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date